Exhibit 10.2

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 1

TO

LICENSE AGREEMENT

This Amendment No. 1 to License Agreement (the “Amendment No. 1”), effective as of August 28, 2010 (the “Amendment No. 1 Effective Date”) by and between Lee G. Dante, an individual having his principal office at [***] (“Dante”), and Orexigen Therapeutics, Inc., a corporation organized under the laws of Delaware, with its corporate headquarters and principal office at 3344 N. Torrey Pines Court, Suite 200, La Jolla, California 92037 (“Orexigen”).

RECITALS

WHEREAS, Dante and Orexigen are parties to the License Agreement, effective as of June 1, 2004 (the “Agreement”); and

WHEREAS, Dante and Orexigen desire to amend the Agreement.

AGREEMENT

NOW, THEREFORE, Dante and Orexigen agree as follows:

1. Any capitalized term that is not defined in this Amendment No. 1 shall have the meaning set forth in the Agreement.

2. Section 2.02 of the Agreement shall be deleted and replaced in its entirety with the following:

“2.02	All SUBLICENSES shall be subject to the terms and conditions of this AGREEMENT, shall be no less favorable to or protective of DANTE than this AGREEMENT except as expressly stated in this AGREEMENT, and shall be further sublicenseable through multiple tiers. OREXIGEN shall use commercially reasonable efforts to enforce the terms of the SUBLICENSE agreements. OREXIGEN further agrees to provide DANTE with a copy of all SUBLICENSES within thirty (30) days of execution of each subject SUBLICENSE. In the event of termination of this Agreement by DANTE under Section 10.02, 10.04, or 10.05, any SUBLICENSEE of OREXIGEN, from the effective date of such termination, automatically shall become a direct licensee of DANTE under the terms of this Agreement with respect to the rights sublicensed to the SUBLICENSEE by OREXIGEN; provided that such SUBLICENSEE (a) is not in breach of its SUBLICENSE with OREXIGEN, (b) continues to perform under the terms of its SUBLICENSE with OREXIGEN, and (c) cures OREXIGEN’s breach or default, but only to the extent such breach or default resulted in such termination of this Agreement. In order to become a direct licensee in accordance with the foregoing sentence, such SUBLICENSEE shall make any payments required within [***] days after the effective date of such termination.”

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Section 3.01(d) of the Agreement shall be deleted and replaced in its entirety with the following:

“(d)	Milestone Payments. OREXIGEN (and/or appertaining SUBLICENSEES, as the case may be) shall pay DANTE a one-time, non-creditable, non-refundable payment of one million dollars ($1,000,000) within thirty (30) days of the earlier of (i) execution of the first partnership or license agreement to commercialize a LICENSED PRODUCT in North America or (ii) the first New Drug Application (NDA) approval in the U.S. for a LICENSED PRODUCT.”

4. Section 4.03 of the Agreement shall be deleted and replaced in its entirety with the following:

“4.03	During the term of this AGREEMENT, DANTE shall have the right to request [***] to discuss the progress of development of the Product with representatives of OREXIGEN at OREXIGEN’S offices.”

5. Article 5 of the Agreement shall be deleted and replaced in its entirety with the following:

“ARTICLE 5 – REPORTS AND RECORDS

5.01	OREXIGEN shall keep full, true and accurate books of accounts and other records containing all particulars which may be necessary to properly ascertain and verify the amounts payable to DANTE hereunder. Said books of account shall be kept at OREXIGEN’s principal place of business or the principal place of business of the appropriate division of OREXIGEN to which this AGREEMENT relates. OREXIGEN’s books and the supporting data shall be open at all reasonable times for [***] years following the end of the calendar year to which they pertain, to the inspection of DANTE or its agents for the purpose of verifying the OREXIGEN’s royalty statement or compliance in other respects with this AGREEMENT. Should such inspection lead to the discovery of a greater than [***] percent ([***]%) discrepancy in reporting, OREXIGEN agrees to pay the full cost of such inspection in addition to any amounts due to DANTE.

5.02	[Intentionally Deleted.]

5.03	After the first commercial sale of a LICENSED PRODUCT, and in addition to the reports required under Section 5.02, OREXIGEN shall render to DANTE prior to [***] of each year a written account of the NET SALES of LICENSED PRODUCTS made during the prior [***] period ending [***], respectively, and shall simultaneously pay to DANTE the royalties due on such NET SALES in United States dollars. Reports tendered shall include the calculation of royalties by product by country. Further, OREXIGEN shall render to DANTE prior to [***] of each year a written account of royalties on SUBLICENSE REVENUES due to DANTE for the prior [***] period ending [***], respectively, and shall simultaneously pay to DANTE the royalties due on such NET SALES in United States dollars.”

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Section 6.01(a) of the Agreement shall be deleted and replaced in its entirety with the following:

“(a)	DANTE shall use his reasonable best efforts to have the prosecution of the PATENT RIGHTS transferred to OREXIGEN’S patent firm (Knobbe Martens Olson & Bear LLP, attn: Ned A. Israelsen, 12790 El Camino Real, San Diego, CA, 92130, (858) 836-9201 (voice), (858) 836-9001 (fax), email nisraelsen@kmob.com) within [***] days of the EFFECTIVE DATE so that OREXIGEN may assume primary responsibility for all activities associated with the prosecution and maintenance of the PATENT RIGHTS. OREXIGEN may transfer such responsibility to its SUBLICENSEE. OREXIGEN or its SUBLICENSEE will use reasonable commercial efforts to file, prosecute and maintain the PATENT RIGHTS during the term of this AGREEMENT. OREXIGEN or its SUBLICENSEE shall use commercially reasonable efforts to seek strong and broad claims under the PATENT RIGHTS, and shall not abandon prosecution of any PATENT RIGHTS or any of the claims of the PATENT RIGHTS without first notifying DANTE in a timely manner of OREXIGEN’s or its SUBLICENSEE’s intention and reason therefore, and providing DANTE with reasonable opportunity to assume responsibility for prosecution and maintenance of the appertaining PATENT RIGHTS (which thereafter shall be subject to the provisions of Section 6.02(b) as regards status as PATENT RIGHTS and LICENSED PRODUCTS, LICENSED PROCESSES, and LICENSED SERVICES and OREXIGEN’s rights therein). OREXIGEN’s obligations under this Section 6.01(a) shall include, without limitation, an obligation to inform DANTE in a timely manner (no less than [***] days prior to the appertaining filing deadlines) that OREXIGEN or its SUBLICENSEE will not pursue patents in any non-US country so that DANTE may pursue such patents if it so desires in which case from the date of such filing of such patent applications by DANTE shall not be considered PATENT RIGHTS and OREXIGEN shall be deemed to have forfeited all rights under this AGREEMENT to such patent applications and resulting patents. (APPENDIX A shall be deemed to be so amended.) For avoidance of doubt, it is understood that OREXIGEN or its SUBLICENSEE shall assume direct and full responsibility for payment of expenses it incurs as a result of its assumption of responsibility for prosecution of PATENT RIGHTS under this Section 6.01(a).”

7. Section 6.02(b) of the Agreement shall be deleted and replaced in its entirety with the following:

“(b)	[Intentionally Deleted.]”

8. Section 8.03 of the Agreement shall be deleted and replaced in its entirety with the following:

“8.03

In the event that OREXIGEN and/or its SUBLICENSEE undertakes the enforcement and/or defense of the PATENT RIGHTS by litigation, including any declaratory judgment action, the total cost of any such action commenced or defended solely by OREXIGEN shall be borne by OREXIGEN. Any recovery of damages by OREXIGEN as a result of such

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

action shall be applied first in satisfaction of any unreimbursed expenses and attorneys’ fees of OREXIGEN and/or its SUBLICENSEE relating to the action, and second in satisfaction of unreimbursed legal expenses and attorneys’ fees of DANTE, if any, relating to the action. If applicable, OREXIGEN and/or its SUBLICENSEE shall receive an amount equal to its lost profits, a reasonable royalty on sales of the infringer, or other measure of damages the court shall have applied, less a reasonable approximation of the royalties that OREXIGEN would have owed to DANTE on NET SALES that may have been made by OREXIGEN but, instead, were lost to the infringer, which amount shall be promptly paid by OREXIGEN to DANTE. Any balance remaining from such recovery shall be distributed between OREXIGEN and DANTE, with OREXIGEN receiving [***] percent ([***]%) and DANTE receiving [***] percent ([***]%).”

9. Section 8.04 of the Agreement shall be deleted and replaced in its entirety with the following:

“8.04	In the event OREXIGEN and/or its SUBLICENSEE does not undertake action to prevent the infringing activity within [***] months of having been made aware and notified thereof, DANTE shall have the right, but not the obligation, to prosecute at his own expense any such infringements of the PATENT RIGHTS and, in furtherance of such right, DANTE may use the name of OREXIGEN as a party plaintiff in any such suit without expense to OREXIGEN. The total cost of any such infringement action commenced or defended solely by DANTE shall be borne by DANTE. Any recovery of damages by DANTE for any infringement shall be applied first in satisfaction of any unreimbursed expenses and attorneys’ fees of DANTE relating to the suit, and second toward reimbursement of OREXIGEN’s reasonable expenses, including reasonable attorneys’ fees, relating to the suit. Any balance remaining from such recovery shall be distributed between OREXIGEN and DANTE, with DANTE receiving [***] ([***]%) and OREXIGEN receiving [***] percent ([***]%).”

10. Section 9.01 of the Agreement shall be deleted and replaced in its entirety with the following:

“9.01	[Intentionally Deleted.]”

11. Section 10.08 of the Agreement shall be deleted and replaced in its entirety with the following:

“10.08	[Intentionally Deleted.]”

12. The contact information in Section 12.01 of the Agreement shall be deleted and replaced in its entirety with the following contact information:

DANTE	OREXIGEN

Lee G. Dante [***] [***]	Orexigen Therapeutics, Inc. Attn: Chief Executive Officer 3344 N. Torrey Pines Court, Suite 200 La Jolla CA, CA 92037

cc: (if of a legal nature) Astor Weiss Kaplan & Mandel, LLP Attn: W. Mark Mullineaux The Bellevue, 6th Floor 200 South Broad Street Philadelphia, PA 19102	cc: Latham & Watkins LLP 12636 High Bluff Drive Suite 400 San Diego, CA 92130 Attention: Faye H. Russell, Esq. Facsimile: 858.523.5450

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

13. Section 13.01 of the Agreement shall be deleted and replaced in its entirety with the following:

“13.01	This AGREEMENT shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Either party may assign its rights or obligations under this AGREEMENT, including in connection with a change of control transaction, merger, consolidation or sale of substantially all of the assets of such party, without the approval of the other party, including the assignment of its right to receive proceeds under this Agreement or grant a security interest in such right to receive proceeds to one or more financial institutions providing financing to such party pursuant to the terms of a security or other agreement related to such financing; provided, however, that the assignee assumes in a writing all obligations of OREXIGEN under the Agreement, as amended hereby. No assignment shall release OREXIGEN of its obligations under the AGREEMENT or alter the primary liability of OREXIGEN to perform all obligations to be performed by OREXIGAN hereunder.”

14. Section 14.02 of the Agreement shall be deleted and replaced in its entirety with the following:

“14.02

OREXIGEN will purchase and maintain in effect, at its sole expense, with reputable insurance companies, appropriate insurance policies, including, but not limited to a policy of product liability insurance and a policy of general liability insurance, in such amounts as is reasonably sufficient and commercially reasonable to protect against its liability under Section 14.01 above. Further, OREXIGEN will require that every SUBLICENSEE either (a) purchase and maintain in effect, at its sole expense, with reputable insurance companies, appropriate insurance policies, including, but not limited to a policy of product liability insurance and a policy of general liability insurance, or (b) be self-insured against liability and other risks associated with such SUBLICENSEE’s activities and obligations under the SUBLICENSE agreement between such SUBLICENSEE and OREXIGEN, in each of subsections (a) or (b), in such amounts as is reasonably sufficient and commercially reasonable to protect against their respective liability as regards Section 14.01 above. It is understood and agreed that OREXIGEN and/or SUBLICENSEES (as the case may be) shall not be required to possess product liability insurance, or be self-insured with respect thereto, under this Section 14.02 until the first of the following to occur as regards OREXIGEN and/or appertaining SUBLICENSEES (i) commencement of clinical trials of a LICENSED PRODUCT; or (ii) commencement of sale, lease, or provision of LICENSED PRODUCTS (including, but not limited to, provision of LICENSED SERVICES in connection with a clinical trial). DANTE shall have the right to ascertain from time to time that any required coverage under this Section 14.02 exists, such right to be exercised by DANTE in a reasonable manner.”

15. Appendix A of the Agreement shall be deleted entirety and replaced with the Appendix A attached hereto.

16. Except as expressly modified by this Amendment No. 1, all terms and conditions of the Agreement shall continue in full force and effect.

17. In the event of any conflict between the terms of the Agreement and this Amendment No. 1, the terms of this Amendment No. 1 shall govern.

18. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Signatures to this Amendment No. 1 transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment No. 1 shall have the same effect as physical delivery of the paper document bearing original signature.

[Signature Page Follows]

IN WITNESS WHEREOF, Dante and Orexigen have executed this Amendment No. 1 by their duly authorized representatives as of the Amendment No. 1 Effective Date.

LEE G. DANTE		OREXIGEN THERAPEUTICS, INC.

By:	/s/ Lee G. Dante	By:	/s/ Michael Narachi

Name:	Lee G. Dante	Name:	Michael Narachi

		Title:	President and Chief Executive Officer

[Signature page to Amendment No.1 to License Agreement]

APPENDIX A

PATENT RIGHTS

Patent No.
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.